Third Quarter 2006 Earnings Release October 30, 2006 Exhibit 99.3

Earnings Call Agenda
Introduction and Overview
– Chuck Raymond – Chairman, President & Chief Executive Officer
Commercial and Operations Update
– John Handy – Executive Vice President
Financial Review
– Mark Urbania – Senior Vice President & Chief Financial Officer
Questions and Answers

Forward-Looking Statements
Risks, Uncertainties, Other Factors with Respect to “Forward-Looking
Statements:”
Certain statements contained in this presentation constitute “forward-
looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such statements that are not of historical fact constitute “forward-looking statements” and, accordingly, involve estimates, assumptions, judgments and
uncertainties.  There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the
“forward-looking statements”.  Such factors are detailed in the
Horizon Lines, Inc.’s final prospectus filed with the Securities and
Exchange Commission on September 13, 2006.  Other factors may include changes in tax laws or their interpretation or application, adverse tax audits and other tax matters.

4 Third Quarter 2006 Earnings Release Chuck Raymond Chairman, President & Chief Executive Officer Introduction and Overview

Third Quarter Highlights
Record earnings
19
th
consecutive quarter of adjusted EBITDA growth
Tonnage tax adopted
Horizon Hunter christened and new vessels delivery and phase-in on track
Horizon Edge on schedule and capturing early wins
Positive economic outlook for remainder of 2006

Third Quarter Financial Highlights
Adjusted 2006 Results versus Adjusted 2005 Results
19 consecutive quarters of adjusted EBITDA growth
Operating revenue increased by $15.6 million or 5.4%
Adjusted operating income improved by $4.9 million or 15.8%
Adjusted EBITDA higher by $3.5 million or 7.2%
Adjusted net income increased by $0.9 million or 6.7%
Adjusted earnings per share grew by $.03 or 7.5%

7 Third Quarter 2006 Earnings Release John Handy Executive Vice President Commercial and Operations Update

Rate Update Third Quarter 2006
Rate improvement in all three trades more than offset the softness in shipments
Mix upgrade continues to be a factor in rate improvement with gains in refrigerated cargo
Operating efficiencies help moderate contract renewal increases
Maintaining responsible surcharges to offset fluctuations in fuel-
related expenses

Volume Update Third Quarter 2006
Alaska volumes off to a slow start, but rebounded in September
Hawaii southbound volumes impacted by the planned reduction in automobile shipments
Continued uncertainty over tax law changes impacted Puerto Rico volumes
Revenue Containers
(3,208) 80,316 77,108
Variance 2005 2006

Competitive Update Third Quarter 2006
No significant changes in services or market shares in any of our trades
Market softness in Puerto Rico resulted in a capacity reduction in third quarter
Softer summer shipping season in Alaska resulted in fewer summer sailings
Horizon's competitive advantage into Guam has strengthened our position in Guam and Saipan

Economic Outlook - 2006
Optimism in Hawaii and Guam reflects the strength of military expansion and tourism
Uncertainty in tax reform legislation continued to impact Puerto Rico volumes
Unseasonably cool weather appeared to dampen consumer
spending in Alaska
Mix and margin improvements continue to deliver revenue and
profitability growth

Operating Highlights
Vessel enhancement initiative remains ahead of schedule
Horizon Edge customer focus and service efficiency program
initiative on track and delivering initial savings of $2.0 million to date
Rolling stock initiative continues with 550 new replacement
containers
Key operating metrics illustrate excellent performance
Operating efficiency and cost savings continue

Vessels Delivery and Phase-In Dates
New Transpacific (TP)1 ships delivery dates remain unchanged and on schedule:
March 2007 Horizon Tiger
May 2007 Horizon Falcon
April 2007 Horizon Eagle
March 2007 Horizon Hawk
November 2006 Horizon Hunter
Current Outlook
Horizon Hunter christened on October 11
th
, with closing expected
around November 30
th
Targeted 2007 phase-in dates continue on track:
March – Commencement of TP1 ex Asia
April  – Commence new Jones Act Pacific Northwest (PNW) Tacoma-
Oakland-Honolulu service
May – Last new TP1 vessel deployed ex Asia
3Qtr – First C8 to Puerto Rico

Horizon Edge Project Update
Status
Implementation commenced in May in Dallas, Honolulu, San Juan,
Anchorage and Charlotte
Progress and results at or ahead of schedule
Early Successes
Record low cost per lift in Puerto Rico
Maximized container stows on TransPacific (TP) 1 vessel
Record return of empty containers to Maersk in Asia
Anchorage maintenance savings
Initial savings of $2.0 million to date

Key Operating Metrics
84.0% 85.7% Vessel On-Time Arrivals
(3)
92.9% 90.2% Vessel Utilization
(2)
99.8% 99.7% Vessel Availability
(1)
Third Quarter
2005
Third Quarter
2006
Notes:
(1) Employs a zero departure time delay tolerance
(2) Based upon headhaul direction volume
(3) Employs a zero arrival time delay tolerance

Operating Efficiency and Cost Savings
Container Inventory
– 5.9% reduction in container fleet
– 40.0% reduction in containers operated by third parties
– 28.5% decrease in container aging
Container Maintenance
– $2.9 million improvement in labor and parts costs
–
New refrigerated containers are costing $78.85 less
on a cost per load
basis
–
New dry boxes are costing $32.86 less
on a cost per load basis

17 Third Quarter 2006 Earnings Release Mark Urbania Senior Vice President & Chief Financial Officer Financial Update

Income Statement Summary – Third Quarter
Adjusted
(1)
($ in Millions)
Actual
($ in Millions)
33,544,170 33,544,170 19,169,170 33,544,170 Shares Outstanding – Basic
$ 13.4 $ 14.3 $ 2.8 $ 52.9 Net Income Common Shareholders
-- -- 0.4 -- Preferred Stock Accretion
89.2% 88.2% 93.6% 88.4% Operating Ratio
$ 48.3 $ 51.8 $ 35.3 $ 51.0 EBITDA
$ 0.40 $ 0.43 $ 0.14 $ 1.58 Earnings Per Share – Basic
13.4 14.3 3.2 52.9
Net Income
7.2 9.5 2.2 (29.9) Income Tax Expense (Benefit)
20.6 23.8 5.4 23.0 Pretax Income
10.5 12.2 13.0 12.2 Other Expense
31.1 36.0 18.4 35.2 Operating Income
258.0 268.7 270.7 269.5 Operating Expense
$ 304.7
Quarter Ended
September 24,
2006
$ 289.1 $ 289.1 $ 304.7 Operating Revenue
Quarter Ended
September 25,
2005
Quarter Ended
September 25,
2005
Quarter Ended
September 24,
2006
(1) Adjusted to exclude expenses related to stock offerings and a terminated management agreement, pro forma changes in vessel lease and depreciation expense, pro forma changes in net interest expense, and impact of election of tonnage tax on 2006 results. Please see Financial
Appendix for details.

Income Statement Summary – Nine Months
Adjusted
(1)
($ in Millions)
Actual
($ in Millions)
33,544,170 33,544,170 19,043,073 33,544,170 Shares Outstanding - Basic
$ 19.1 $ 24.0 $ (11.0) $ 61.7 Net Income (Loss) Common Shareholders
-- -- 3.6 -- Preferred Stock Accretion
92.4% 91.4% 95.8% 91.5% Operating Ratio
$ 113.7 $ 124.2 $ 85.1 $ 122.5 EBITDA
$ 0.57 $ 0.72 $ (0.58) $ 1.84 Earnings (Loss) Per Share – Basic
19.1 24.0 (7.4) 61.7 Net Income (Loss)
10.8 15.1 2.4 (24.3) Income Tax Expense (Benefit)
29.9 39.1 (5.0) 37.4 Pretax Income (Loss)
31.7 36.1 39.2 36.1 Other Expense
61.6 75.2 34.2 73.5 Operating Income
755.6 794.2 783.0 795.9 Operating Expense
$ 869.4
Nine Months
Ended
September 24,
2006
$ 817.2 $ 817.2 $ 869.4 Operating Revenue
Nine Months
Ended
September 25,
2005
Nine Months
Ended
September 25,
2005
Nine Months
Ended
September 24,
2006
(1) Adjusted to exclude expenses related to stock offerings and a terminated management agreement, pro forma changes in vessel lease and depreciation expense, pro forma changes in net interest expense, and impact of election of tonnage tax on 2006 results. Please see Financial
Appendix for details.

20 Operating Revenue 289.1 304.7 250 260 270 280 290 300 310 2005 2006 Third Quarter ($ in Millions) 817.2 869.4 780 800 820 840 860 880 2005 2006 Nine Months ($ in Millions) 5.4% 6.4%

Operating Revenue
34.5 12.1 Cargo Mix and Rate Improvement
$ (28.0) $ (10.2) Volume Variance
42.1 14.4 Fuel Surcharges Cost Offset
Revenue Growth
($ in Millions)
$ 15.6
(0.7)
Third Quarter
2006
$ 52.3 Total Revenue Increase
3.7 Other / Non-Transportation Revenue
Nine Months
2006

22 Adjusted EBITDA 48.3 51.8 40 42 44 46 48 50 52 54 2005 2006 Third Quarter ($ in Millions) 113.7 124.2 100 105 110 115 120 125 130 135 2005 2006 Nine Months ($ in Millions) 7.2% 9.2%

23 Adjusted EPS .40 .43 .00 .10 .20 .30 .40 .50 .60 2005 2006 Third Quarter .57 .72 .10 .20 .30 .40 .50 .60 .70 .80 2005 2006 Nine Months 26.3% 7.5% ($) ($)

Cash Flows
0.9 1.6 Proceeds from Asset Sales, Net of Investment
(6.0) (1.2) Financing/Transaction Costs**
(0.5) -- Distribution  to Holders of Preferred Stock
1.1 -- Sale of Stock
12.0 0.7 Stock Compensation
Cash Flow Summary
($ in Millions)
$ 7.3 $ 40.4 Net Cash Flow
(2.0) (3.3) Debt Repayment*
13.8 43.3 Free Cash Flow
-- (11.1) Dividends
(21.4) (22.5) Interest
-- -- Taxes
(12.6) (13.7) Dry-Dock Expenditures
(29.5) (10.4) Capital Expenditures
(19.8) (22.2) Working Capital
$ 85.1 $ 122.5 EBITDA
Nine Months
September 25,
2005
Nine Months
September 24,
2006
*Includes $1.3 million open market purchase of 11% Senior Discount Notes
**Includes vessel financing costs and IPO and secondary offerings fees and credit agreement fees

Improving Leverage
3.5x 3.5x LTM Adj. EBITDA  / LTM Interest Expense (b)
78% 72% Debt / Capitalization
3.6x 3.3x Debt / LTM Adj. EBITDA
Credit Statistics:
$ 682.4 $ 737.1 Total Capitalization
151.8 203.0 Equity
530.6 534.1 Total Debt
81.7 87.2 11% Notes (a)
197.0 197.0 9% Notes
251.9 249.9 Total Senior Secured Debt
0.5 0.4 Capital Leases
4.5 4.5 Vessel Mortgages
246.9 245.0 Term Loan
$ --- $ --- Revolver (a)
December 25,
2005
September 24,
2006 ($ in Millions)
(a) Fully accreted balances were $104 million at December 25, 2005 and $102.5 million on September 24, 2006.
(b) Excludes amortization of Financing Fees.  December 25, 2005 and September 24, 2006 LTM Interest Expense are pro forma.

2006 Earnings Guidance
$.92 - $.94 $.21 - $.23 • Adjusted
(1)(2)
$2.19 - $2.21 $.31 - $.33 • As Reported
Full Year Fourth Quarter
Earnings Guidance
($ in Millions except EPS)
EPS
$161 - $166 $40 - $45 EBITDA
$1,155 - $1,165 $290 - $295 Operating Revenue
(1) Fourth quarter excludes tonnage tax benefit of $3.3 million or $.10 per share.
(2) Full year excludes tonnage tax benefit of $42.6 million or $1.28 per share, and excludes transaction costs of $1.7 million or $.04 per share.

27 Financial Appendix

Adjusted Operating Income Results
1.9 1.7 1.8 0.8 Transaction-Related Expense
3.8 -- 1.1 -- Lease Buyout
12.0 -- 1.6 -- IPO Restricted Stock Compensation
Adjustments
(a)
Adjusted Operating Income
($ in Millions)
(a)
These charges are not anticipated to recur regularly in the ordinary course of business.
$ 61.6 $ 75.2 $ 31.1 $ 36.0 Adjusted Operating Income
27.4 1.7 12.7 0.8 Total Adjustments
9.7 -- 8.2 -- Management Fees
$ 18.4
Quarter
Ended
September 25,
2005
$ 35.2
Quarter
Ended
September 24,
2006
$ 34.2 $ 73.5 Operating Income
Nine Months
Ended
September 25,
2005
Nine Months
Ended
September 24,
2006

Adjusted Net Income Results
-- (39.4) -- (39.4) Tonnage Tax Impact
1.9 1.7 1.8 0.8 Transaction-Related Expense
3.8 -- 1.1 -- Lease Buyout
$ 19.1
30.1
(8.4)
7.5
9.7
12.0
$ (7.4)
Nine Months
Ended
September 25,
2005
$ 24.0
(37.7)
--
--
--
--
$ 61.7
Nine Months
Ended
September 24,
2006
(5.0) -- Tax Impact
10.6 (38.6) Total Adjustments
8.2 -- Management Fees
1.6 -- IPO Restricted Stock Compensation
Adjusted Net Income
($ in Millions)
$ 13.4 $ 14.3 Adjusted Net Income
2.5 -- Interest Expense Reduction
Adjustments
$ 3.2 $ 52.9 Net Income (Loss)
Quarter
Ended
September 25,
2005
Quarter
Ended
September 24,
2006

Net Income/EBITDA Reconciliation
1.9 1.7 1.8 0.8 Transaction-Related Expense
5.0 -- 1.4 -- Lease Buyout
$ 113.7
9.7
12.0
85.1
50.9
2.4
39.2
$ (7.4)
Nine Months
Ended
September 25,
2005
$ 124.2
--
--
122.5
48.9
(24.3)
36.2
$ 61.7
Nine Months
Ended
September 24,
2006
8.2 -- Management Fees
1.6 -- IPO Restricted Stock Compensation
Net Income/EBITDA Reconciliation
($ in Millions)
$ 48.3 $ 51.8 Adjusted EBITDA
35.3 51.0 EBITDA
16.9 15.8 Depreciation and Amortization
2.2 (29.9) Tax Expense
13.0 12.2 Interest Expense, Net
$ 3.2 $ 52.9 Net Income (Loss)
Quarter
Ended
September 25,
2005
Quarter
Ended
September 24,
2006
Note:  EBITDA is defined as net income plus net interest expense, income taxes, depreciation and amortization.  We believe that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance, (ii) the senior credit facility contains covenants that require Horizon Lines Holding Corp. to maintain certain interest expense coverage and leverage ratios, which contain EBITDA  and (iii) EBITDA is a measure used by our management team to make day-to-day operating decisions.

31 Third Quarter 2006 Earnings Release Questions & Answers

HORIZON LINES®

Always There. **Always Delivering.**

Always There.
Always Delivering.

33 ®